VK VIGCE SUM SUP-1 021114

Summary Prospectus Supplement dated February 11, 2014

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Global Core Equity Fund

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the summary prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Asset Management Limited

Effective on or about September 1, 2014, Erik Esselink will transition from Invesco Asset Management Limited to Invesco Advisers, Inc. and, upon such transfer, Invesco Asset Management Limited will no longer act as Sub-Adviser to the Fund.

Effective on or about September 1, 2014, W. Lindsay Davidson will no longer serve as Portfolio Manager to the Fund.

Portfolio Manager	Title	Length of Service on the Fund
Erik Esselink	Portfolio Manager	2014
W. Lindsay Davidson	Portfolio Manager	2010”

VK VIGCE SUM SUP-1 021114